DFA Investment Dimensions Group Inc.

DFA Global Core Plus Fixed Income Portfolio
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The purpose of this Supplement is to update the currently effective Statement of Additional Information (“SAI”), dated February 28, 2026, as amended, of the portfolio listed above, a series of DFA Investment Dimensions Group Inc. (the “Portfolio”).
The following information, provided as of October 30, 2026, replaces the information provided for the Portfolio under the “Principal Holders of Securities” section of the SAI:

DFA Global Core Plus Fixed Income Portfolio
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers* 101 Montgomery St San Francisco, CA 94104	50.68%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading* 4707 Executive Dr San Diego, CA 92121	15.06%
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds* One World Financial Ctr 5th Fl 200 Liberty St New York, NY 10281	13.74%
DFA Global Allocation 60/40 Portfolio* Attn Fund Finance 6300 Bee Cave Rd Bldg 1 Austin, TX 78746	6.11%
*   Owner of record only (omnibus).

The date of this Supplement is November 12, 2026